UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 28, 2013

MOOG INC.

(Exact name of registrant as specified in its charter)

New York	1-5129	16-0757636
(State or other jurisdiction)	(Commission File Number)	(IRS Employer Identification No.)

East Aurora, New York	14052-0018
(Address of principal executive offices)	Zip Code)

Registrant’s telephone number, including area code (716)-652-2000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01	Entry into a Material Definitive Agreement.
Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Item 9.01	Financial Statements and Exhibits.

SIGNATURE

EXHIBIT INDEX

EX-10.1

Item 1.01 Entry into a Material Definitive Agreement.

Moog Inc. (the “Company”) entered into the Fourth Amended and Restated Loan Agreement (the “Loan Agreement”), dated as of March 28, 2013 by and among the Company, the lenders party thereto (the “Lenders”), HSBC Bank USA, National Association as Administrative Agent for the Lenders, Swingline Lender and as Issuing Bank, Manufacturer and Traders Trust Company as Lead Syndication Agent, Bank of America, N.A. and JPMorgan Chase Bank, N.A. as Co-Syndication Agents, and Citizens Bank of Pennsylvania as Documentation Agent.

The Loan Agreement amended the terms of the Company’s Third Amended and Restated Loan Agreement dated as of March 18, 2011. The amendments primarily reflect a modification of the matrix used to determine the applicable interest margin, the commitment fee rate and an extension of the maturity of the credit facility from March 18, 2016 to March 28, 2018.

Pursuant to the Loan Agreement, the matrix used to determine the applicable interest margin and commitment fee rates have decreased by .125% and .025%, respectively. At the option of the Company, the outstanding loans under the Loan Agreement now bear interest at (i) LIBOR plus between 1.125% and 2.125% or (ii) an alternate base rate, defined as the greatest of the Prime Rate, Federal Funds Effective Rate plus .5% or 30-day LIBOR plus 1.0%, plus an applicable margin between .125% and 1.125%. The applicable interest margin is based upon the Company’s ratio of total consolidated indebtedness to total consolidated EBITDA, known as the Leverage Ratio. In addition, the Company is required to pay a commitment fee of between .175% and .375% on the unused portion of the Loan Agreement borrowing availability, also based on the Company’s Leverage Ratio.

The above description does not purport to be complete and is qualified in its entirety by reference to the full text of the Loan Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth in Item 1.01 is incorporated into this Item 2.03 by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1	Fourth Amended and Restated Loan Agreement dated as of March 28, 2013 by and among the Company and the lenders parties thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOOG INC.

Dated: April 1, 2013	By:	/s/ Jennifer Walter
	Name:	Jennifer Walter
Controller

EXHIBIT INDEX

Exhibit	Description
10.1	Fourth Amended and Restated Loan Agreement dated as of March 28, 2013 by and among the Company and the lenders parties thereto.